                                                                  EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 56 to the Registration Statement of Eaton Vance Mutual Funds Trust (1933 Act File No. 02-90946) of my opinion dated August 25, 1999, which was filed as Exhibit (i) to Post-Effective Amendment No. 54.


                                /s/ Eric G. Woodbury
                                Eric G. Woodbury, Esq.


February 17, 2000
Boston, Massachusetts



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